EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark Gustafson, President, Secretary and Treasurer of Torrent Energy Corporation., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of Torrent Energy Corporation. for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Torrent Energy Corporation.

Dated: November 15, 2004

/s/ Mark Gustafson
Mark Gustafson
President, Secretary and Treasurer
(Principal Executive and Principal Financial Officer)